Exhibit 10.10


                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT


     This is Amendment No. 1, dated January 29, 1999 (the "Amendment"), to the Employment Agreement (the "Agreement") made as of June 1, 1997 by and between Pacific Aerospace & Electronics, Inc., a Washington corporation (the "Company"), and Donald A. Wright (the "Executive").

     WHEREAS, the Executive provides services to the Company as President and Chief Executive Officer pursuant to the Agreement;

     WHEREAS, the Company has recently constructed a new 4-story headquarters building located at 430 Olds Station Road, Wenatchee, Washington (the "Headquarters Building");

     WHEREAS, the fourth floor of the Headquarters Building was designed and constructed as a residence unit (the "Fourth Floor Unit") for the convenience of the Company so that an executive of the Company could live there in order to be available at all times to perform his or her duties to the Company;

     WHEREAS, the Company is requiring as a condition of the continued employment of the Executive that the Executive accept lodging in the Fourth Floor Unit and live there, for the convenience of the Company, and the Executive is willing to accept that requirement;

     NOW, THEREFORE, the Company and the Executive agree that the Agreement is amended as follows:

     1. Article 1 of the Agreement is hereby amended to add a new section 1.4 to read as follows:

          1.4 Lodging for the Executive. The Executive acknowledges that it is a condition of his employment he reside in the Fourth Floor Unit for the convenience of the Company, in order to be available at all times to perform his duties to the Company, and the Executive agrees to reside in the Fourth Floor Unit when he is in Wenatchee. The Company agrees that the Executive, and his spouse, and any of his dependents may live in the Fourth Floor Unit without paying any rent to the Company.

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     2. Except as amended by this Amendment, the Agreement remains in full force and effect in accordance with its terms.

     Executed as of the date first written above.


                                       THE COMPANY:

                                       PACIFIC AEROSPACE & ELECTRONICS, INC.


                                       By: /s/ NICK A. GERDE
                                           -------------------------------------
                                           Nick A. Gerde, V.P. Finance and
                                           Chief Financial Officer


                                       THE EXECUTIVE:


                                       /s/ DONALD A. WRIGHT
                                       -----------------------------------------
                                       DONALD A. WRIGHT

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